UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant

[ ] Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for the use of the
    Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                           BLUE DOLPHIN ENERGY COMPANY
  ----------------------------------------------------------------------------
                (Name of registrant as specified in its charter)


  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11

    (1)  Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:


[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

                           BLUE DOLPHIN ENERGY COMPANY
                             801 TRAVIS, SUITE 2100
                              HOUSTON, TEXAS 77002


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 19, 1999

To the Stockholders of
Blue Dolphin Energy Company:

      You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Blue Dolphin Energy Company (the "Company") to be held in Houston, Texas, on May 19, 1999, at 10:00 a.m., Central Daylight Time, in the Houston Center Club, 1100 Caroline, Houston, Texas, for the following purposes:

1. To elect four persons to serve as Directors of the Company to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, or until their earlier resignation or removal.

2. To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

Stockholders of record at the close of business on March 23, 1999, are entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof.

      Since many stockholders are not able to attend the Annual Meeting, the Board of Directors solicits proxies so that those who cannot attend and who wish their stock voted may do so. You are requested to sign, date and mail promptly the enclosed proxy for which a stamped return envelope is provided.

                        For the Board of Directors


                        /s/ MICHAEL J. JACOBSON
                            MICHAEL J. JACOBSON,
                            President and Chief Executive Officer

Houston, Texas
April 12, 1999

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                           BLUE DOLPHIN ENERGY COMPANY
                             801 TRAVIS, SUITE 2100
                              HOUSTON, TEXAS 77002

                                 PROXY STATEMENT

                                ----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 1999

                                ----------------

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Blue Dolphin Energy Company, a Delaware corporation (the "Company"), from holders of its Common Stock, $.01 par value per share ("Common Stock") for use at the 1999 Annual Meeting of Stockholders or at any adjournment or postponement thereof (such meeting and any adjournment or postponement thereof is referred to herein as the "Annual Meeting"). The Annual Meeting is to be held on May 19, 1999, at 10:00 a.m., Central Daylight Time, in the Houston Center Club, 1100 Caroline, Houston, Texas, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

      A proxy in the form accompanying this Proxy Statement, when properly executed and returned, will be voted in accordance with the directions specified on the proxy. Any proxy that does not withhold authority to vote or on which no instructions are given will be voted for the election of the nominees to the Board of Directors named herein. Any proxy may be revoked at any time before it is exercised by delivering to the Secretary of the Company written notice of revocation, by duly executing a proxy bearing a later date, or by voting in person at the Annual Meeting.

      At the date of this Proxy Statement, management of the Company does not know of any business to be presented at the Annual Meeting other than those matters which are set forth in the Notice. If any other business should properly come before the Annual Meeting, it is intended that the shares of Common Stock represented by any of the proxies solicited hereby will be voted with respect to such business in accordance with the judgment of the persons named in the proxy.

      This Proxy Statement, and the accompanying Notice and form of proxy, are being mailed to stockholders on or about April 14, 1999. The Annual Report to Stockholders of the Company, for the year ended December 31, 1998, is being mailed to stockholders contemporaneously with this Proxy Statement.

      This solicitation of proxies is being made on behalf of the Company's Board of Directors. Proxies will be solicited primarily by mail, but employees of the Company may also solicit proxies in person or by telephone. Arrangements may be made with brokerage houses or other custodians, nominees, and fiduciaries to send proxy material to the beneficial owners of the Common Stock and the Company will reimburse them for their reasonable expenses incurred in this connection. All costs incurred in the solicitation of proxies on behalf of the Company's Board of Directors will be borne by the Company.

                                     VOTING

      The Board of Directors has fixed the close of business on March 23, 1999, as the record date (the "Record Date"), for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during normal business hours for a period of ten days prior to the Annual Meeting at the offices of the Company, 801 Travis, Suite 2100, Houston, Texas. As of March 23, 1999, there were outstanding 4,504,627 shares of Common Stock. Stockholders will be entitled to one vote per share of Common Stock held of record on the Record Date on each matter presented at the Annual Meeting. The holders of a majority of the total shares of Common Stock issued and outstanding, whether present in person or represented by proxies, will constitute a quorum for the transaction of business at the Annual Meeting.

                              ELECTION OF DIRECTORS

      The Bylaws of the Company provide that the number of members of the Board of Directors, currently four members, shall be determined by the Board of Directors. The members of the Board of Directors serve one year terms. A majority of the votes cast by the stockholders present and entitled to vote at the Annual Meeting, in person or by proxy, is necessary for the election of Directors. Accordingly, an abstention will have the same effect as a vote against the nominees, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote results.

NOMINEES

      Messrs. Michael S. Chadwick, Harris A. Kaffie, Daniel B. Porter and Ivar Siem (the "Nominees") have been nominated by the Board of Directors to serve as Directors until the next annual meeting of stockholders, or in each case, until their successors have been duly elected and qualified, or until their earlier resignation or removal. Each is currently a Director of the Company. It is intended that all shares of Common Stock represented by the proxies will be voted for the election of the Nominees, except where authority to vote for the Nominees has been withheld. Each Nominee has consented to be nominated and has expressed his intention to serve if elected. The Board of Directors has no reason to believe that any of the Nominees will be unable or unwilling to serve if elected. However, should any Nominee become unable or unwilling to serve as a Director at the time of the Annual Meeting, the person or persons exercising the proxies will vote for the election of a substitute nominee designated by the Board of Directors. Pursuant to the Company's Bylaws, stockholder nominations for election to the Board of Directors must be received by the Company at least 90 days prior to the anniversary date of the preceding year's annual meeting of stockholders. The Company received no such nominations and as a result only the Nominees or substitute nominees designated by the Board of Directors will be eligible to stand for election as Directors at the Annual Meeting. See "Nominations and Proposals by Stockholders for the 1999 Annual Meeting."

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES.

                        DIRECTORS AND EXECUTIVE OFFICERS

      The following table provides information with respect to the Nominees, each of whom is currently a Director, and the executive officers of the Company.


                                                               POSITION
       NAME                   AGE     POSITION                 HELD SINCE
      ------                 -----    --------                 ----------
       Ivar Siem               52     Chairman of the Board      1989
       Michael S. Chadwick     47     Director                   1992
       Harris A. Kaffie        49     Director                   1989
       Daniel B. Porter        42     Director                   1989
       Michael J. Jacobson     52     President and Chief        1990
                                      Executive Officer
       Roland B. Keller        60     Executive Vice             1990
                                      President
       William D. Fisher       51     Executive Vice             1999
                                      President
       John P. Atwood          47     Vice President             1998
       G. Brian Lloyd          40     Vice President,            1989
                                      Treasurer and
                                      Secretary


      The following is a brief description of the background and principal occupation of each Nominee and executive officer:

          IVAR SIEM - Chairman of the Board of Directors - Mr. Siem is currently a member of the Board of Directors of Avenir A/S, Siem Industries, Greywolf Inc. and DSND ASA. Since 1995, he has served on the Board of Directors of Greywolf Inc., during which time he served as Chairman from 1995 to 1998 and interim President in 1995 during its restructuring. Since 1985, he has been an international consultant in energy, technology and finance. He has served as a Director of Business Development for Norwegian Petroleum Consultants and as an independent consultant to the oil and gas exploration and production industry based in London, England. Mr. Siem holds a Bachelor of Science Degree in Mechanical Engineering from the University of California, Berkeley, and has completed an executive MBA program at Amos Tuck School of Business, Dartmouth University.

          MICHAEL S. CHADWICK - Director - Mr. Chadwick has been engaged in the commercial and investment banking business since 1975. From 1988 to July 1994, Mr. Chadwick was President of Chadwick, Chambers & Associates, Inc., a private merchant and investment banking firm in Houston, Texas, which he founded in 1988. In August 1994, Mr. Chadwick joined Sanders Morris Mundy, an investment banking and financial advisory firm, as Senior Vice President and a Managing Director in the Corporate Finance Department. Mr. Chadwick holds a Bachelor of Arts Degree in Economics from the University of Texas at Austin and a Master of Business Administration Degree from Southern Methodist University.

          HARRIS A. KAFFIE - Director - Mr. Kaffie has been a partner in Kaffie Brothers, a real estate, farming and ranching company, and has held this position for more than five years. He currently serves as an Advisory Director of NationsBank Corpus Christi, Director of KBK Capital Corporation and Director of CCNG, Inc., the General Partner of Corpus Christi Natural Gas Company, L.P., a privately-held company which owns and operates natural gas pipelines and processing facilities, and is engaged in the marketing of natural gas. From 1991 to March 1995, Mr. Kaffie was a principal and served as manager of Petroport, L.C., which was acquired in March 1995 by the Company. Mr. Kaffie received a Bachelor of Business Administration Degree from Southern Methodist University in 1972.

          DANIEL B. PORTER - Director - Mr. Porter is the Chairman and Chief Executive Officer of CCNG, Inc., a privately-held natural gas pipeline and marketing company, and has held this position for more than five years . Mr. Porter received a Bachelor of Science Degree in Marketing from the University of Houston in 1979.

          MICHAEL J. JACOBSON - President and Chief Executive Officer - Mr. Jacobson has been associated with the energy industry since 1968, serving in various senior management capacities since 1980. He served as Senior Vice President and Chief Financial and Administrative Officer for Creole International, Inc. and it's subsidiaries, international providers of engineering and technical services to the energy sector, as well as Vice President of Operations for the parent holding company, from 1985 until joining the Company in January 1990. He has also served as Vice President and Chief Financial Officer of Volvo Petroleum, Inc., and for certain Fred. Olsen oil and gas interests. Mr. Jacobson began his career with Shell Oil Company, where he served in various analytical and management capacities in the exploration and production organization during the period 1968 through 1974. He has been a member of several Boards of Directors, including Volvo Petroleum, Inc., W.L. Somner Company, Inc., and Flagstaff Corporation. Mr. Jacobson holds a Bachelor of Science Degree in Finance from the University of Colorado. Mr. Jacobson has served as President and Chief Executive Officer of the Company since January 1990.

          ROLAND B. KELLER - Executive Vice President - Exploration and Development - Mr. Keller has been associated with the energy industry since 1962, serving in senior management capacities since 1976. Prior to joining the Company in 1990, he served as Senior Vice President - Exploration for Sandefer Oil and Gas Company, an independent oil and gas company from 1982. He served as Vice President - Exploration and Production for Volvo Petroleum, Inc., from 1980 to 1982, and Vice President and Division Manager for Florida Exploration Co., from 1976 to 1980. Mr. Keller began his career with Amoco Production Co., serving in various technical and management capacities from 1962 through 1976. Mr. Keller holds Bachelor of Science and Master of Science degrees in Geology from the University of Florida. Mr. Keller has served as Executive Vice President - Exploration and Development of the Company since September 1990.

          WILLIAM D. FISHER - Executive Vice President - Pipelines - Mr. Fisher has been associated with the energy industry since 1976. He served as Vice President of Gas Sales for Coastal Oil and Gas Corporation from 1987 until joining the Company in 1990. From October 1985 to 1987 he served as Director of Market Development for United Texas Transmission Co. Mr. Fisher also served as a Staff Attorney and senior Attorney, from August 1976 to October 1985, for United Gas Pipeline Co., and as a law clerk to the Chief Justice of the United States Court of Appeals, Fifth Circuit, from February 1975 to August 1976. Mr. Fisher holds a Bachelor of Business Administration Degree from Texas Tech University and a Juris Doctorate from South Texas College of Law. Mr. Fisher served as Senior Vice President - Business Development of the Company from June 1990 until his appointment as Executive Vice President - Pipelines of the Company in March 1999.


      JOHN P. ATWOOD - Vice President, Finance and Corporate Development - Mr. Atwood has been associated with the energy industry since 1974, serving in various management capacities since 1981. He served as Senior Area Land Manager for CSX Oil & Gas Corporation and Division Land Manager for Hamilton Brothers Oil Company/Volvo Petroleum, Inc. He served in various land capacities for Tenneco Oil Company from 1977 to 1981. Mr. Atwood is a Certified Professional Landman and holds a Bachelor of Arts Degree from Oklahoma City University and a Master of Business Administration Degree from Houston Baptist University. Mr. Atwood served as Vice President of Land from 1991 until his appointment as Vice President of Finance and Corporate Development in October 1998.

      G. BRIAN LLOYD - Vice President, Treasurer and Secretary - Mr. Lloyd is a Certified Public Accountant and has been employed by the Company since December 1985. Prior to joining the Company, he was an accountant for DeNovo Oil and Gas Inc., an independent oil and gas company. Mr. Lloyd received a Bachelor of Science Degree in Finance from Miami University, Oxford, Ohio in 1982 and attended the University of Houston in 1983 and 1984. Mr. Lloyd has served as Secretary of the Company since May 1989, Treasurer since September 1989 and Vice President since March 1998.

      There are no family relationships between any Nominee or executive officer.

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

      During 1998, the Board of Directors of the Company held four meetings. Each Director attended at least 75% of the total number of meetings of the Board of Directors and committees on which he served except Messrs. Chadwick and Porter who attended 25% of the meetings of the Board of Directors. The Audit Committee consisting of Messrs. Siem and Chadwick, met one time during the last fiscal year. The Audit Committee's duties include overseeing the Company's financial reporting and internal control functions. The Compensation Committee, consisting of Messrs. Siem, Kaffie, Porter and Jacobson, did not meet during the last fiscal year. The Compensation Committee's duties are to oversee and set compensation policy and to administer the Company's stock option plan. The Company does not have a nominating committee.


                            COMPENSATION OF DIRECTORS

      Fees payable to non-employee members of the Board of Directors are $300 per meeting attended in person, and $100 per telephone meeting in which the Director participated. No additional remuneration is paid to such Directors for committee meetings attended, except that such Directors are entitled to be reimbursed for accountable expenses.


EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid to each of the executive officers of the Company whose cash compensation exceeded $100,000 in 1998 for services rendered to the Company.

                           SUMMARY COMPENSATION TABLE*

                                                                                 Long-Term
                                                                               Compensation
                                                                                  Awards
                                                                               -------------
                                                   Annual Compensation          Securities
        Name and                                -------------------------       Underlying
   Principal Position              Year          Salary            Bonus        Options (#)
  ---------------------           ------        ---------         -------      -------------
Michael J. Jacobson                1998          $200,000               0               0
    President and Chief            1997          $185,000          $7,000          10,000
    Executive Officer              1996          $185,000               0          26,667

Roland B. Keller                   1998          $140,000               0               0
    Executive Vice                 1997          $125,000          $5,700           8,333
    President - Exploration        1996          $125,000          $2,404           8,333
    and Development

William D. Fisher                  1998          $140,000               0               0
    Executive Vice                 1997          $127,500          $5,600           6,667
    President - Pipelines          1996          $127,500          $2,452           6,667

John P. Atwood (1)
    Vice President of              1998          $105,000               0               0
    Finance and Corporate          1997           $90,000          $3,900           3,335
    Development                    1996           $90,000          $1,731           3,000

____________

   (1) Became an executive officer in October 1998.

    * Excludes certain personal benefits, the aggregate value of which do not exceed 10% of the Annual Compensation shown for each person.

                AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES

                                                                                                      Value of Unexercised
                                                                 Number of Unexercised                In-the-Money Options
                                                                 Options at Year End (#)                 at Year End (*)
                         Shares Acquired        Value        ------------------------------     -------------------------------
       Name              on Exercise (#)       Realized       Exercisable    Unexercisable       Exercisable     Unexercisable
     --------           -----------------     ----------     -------------  ---------------     -------------   ---------------
Michael J. Jacobson          7,222             $    0            16,111         22,778             $    0           $ 1,527

Roland B. Keller                 0             $    0            10,555         13,890             $  588           $     0

William D. Fisher                0             $    0             8,332         11,112             $  470           $     0

John P. Atwood               1,000             $    0             3,001          6,223             $    0           $   424

__________________

  * Based on the difference between the average of the closing bid and ask prices on December 31, 1998 (the last trading day of 1998) and the exercise price.

  The Company's Stock Option Plans provide that, upon a change of control, the Compensation Committee may accelerate the vesting of options, cancel options and make payments in respect thereof in cash in accordance with the Stock Option Plans, adjust the outstanding options as appropriate to reflect such change of control, or provide that each option shall thereafter be exercisable for the number and class of securities or property that the optionee would have been entitled to had the option already been exercised. The Stock Option Plans provide that a change of control occurs if any person, entity or group acquires or gains ownership or control of more than 50% of the outstanding Common Stock or, if after certain enumerated transactions, the persons who were Directors before such transactions cease to constitute a majority of the Board of Directors.

                     OWNERSHIP OF SECURITIES OF THE COMPANY

    The following table sets forth, as of March 23, 1999, certain information with respect to the beneficial ownership of shares of the Company's Common Stock (the only class of voting security issued and outstanding) as to (i) all persons known by the Company to be beneficial owners of 5% or more of the outstanding shares of Common Stock, (ii) each Director and Nominee, (iii) each executive officer named in the Summary Compensation Table, and (iv) all executive officers and Directors, as a group. Unless otherwise indicated, each of the following persons has sole voting and dispositive power with respect to such shares.

                                            SHARES OWNED BENEFICIALLY
       NAME OF                       ---------------------------------------
   BENEFICIAL OWNER                    NUMBER                  PERCENT (1)
  ------------------                 -----------              --------------
Colombus Petroleum
Limited, Inc. (2)                      911,713                     20.2

Ivar Siem (3)                          399,195                      8.8

Harris A. Kaffie (3)                   568,031                     12.6

Daniel B. Porter (3)                   146,460                      3.2

Michael S. Chadwick (3)                  6,892                      *

Michael J. Jacobson (3)                119,494                      2.6

Roland B. Keller (3)                    36,666                      *

William D. Fisher (3)                    9,899                      *

John P. Atwood (3)                      13,488                      *

Executive Officers and
Directors, as a Group
(9 persons) (3)                      1,310,964                     29.1

________________

*  Less than 1%

(1)  Based upon 4,504,627 shares of Common Stock outstanding on March 23, 1999.

(2) The address of Colombus Petroleum Limited, Inc., is Aeulestrasse 74, FL-9490, Vaduz, Liechtenstein.

(3) Includes shares of Common Stock issuable upon exercise of options that may be exercised within 60 days of March 23, 1999 as follows: Mr. Siem - 11,111; Mr. Kaffie - 3,112; Mr. Porter - 1,780; Mr. Chadwick - 1,780; Mr.
     Jacobson - 23,333; Mr. Keller - 10,555; Mr. Fisher - 8,332; Mr. Atwood - 4,001 and all directors and executive officers as a group - 67,116.

                        TRANSACTIONS WITH RELATED PERSONS

       In July 1995, the Company entered into a contract with Columbus Petroleum, Ltd., for provision of consulting services. The Company paid $71,250 in 1998 for services under such contract. The contract was terminated in October 1998. Mr. Siem, Chairman of the Board of Directors of the Company, is the beneficial owner and principal of Columbus Petroleum, Ltd.


                   NOMINATIONS AND PROPOSALS BY STOCKHOLDERS
                           FOR THE 1999 ANNUAL MEETING


       NOMINATIONS FOR THE YEAR 2000 ANNUAL MEETING. The Company's Certificate of Incorporation provides that no person shall be eligible for nomination and election as a Director unless written notice of such nomination is received from a stockholder of record by the Secretary of the Company not less than 90 calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders. Further, such written notice is to be accompanied by the written consent of the nominee to serve, the name, age, business and residence addresses, and principal occupation of the nominee, the number of shares beneficially owned by the nominee, and any other information which would be required to be furnished by law with respect to any nominee for election to the Board of Directors. Stockholders who desire to nominate, at the year 2000 annual meeting of stockholders, persons to serve on the Board of Directors must submit nominations to the Company, at its principal executive office, so that such notice is received by the Company no later than February 18, 2000. In order to avoid controversy as to the date on which any such nomination is received by the Company, it is suggested that stockholders submit their nominations, if any, by certified mail, return receipt requested.

       PROPOSALS FOR THE YEAR 2000 ANNUAL MEETING. Stockholders who desire to present proposals, other than notices of nomination for the election of Directors, to Stockholders of the Company at the year 2000 annual meeting of stockholders, and to have such proposals included in the Company's proxy materials, must submit their proposals to the Company, at its principal executive office, by December 13, 1999. In order to avoid controversy as to the date on which any such proposal is received by the Company, it is suggested that stockholders submit their proposals, if any, by certified mail, return receipt requested.

                                RELATIONSHIP WITH
                         INDEPENDENT PUBLIC ACCOUNTANTS

       KPMG L.L.P., independent public accountants, have been engaged by the Company's Board of Directors as the principal accountants for the Company since November, 1990. The Company expects that they will continue as principal accountants. Representatives of KPMG L.L.P. are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and to respond to questions.


                                 OTHER BUSINESS

         At the date of this Proxy Statement, the Board of Directors does not know of any matter to be acted upon at the Annual Meeting other than those matters described above and set forth in the Notice. If other business comes before the Annual Meeting, the persons named on the proxy will vote the proxy in accordance with their best judgment.

By Order of the Board of Directors


/s/ G. BRIAN LLOYD
    G. Brian Lloyd
    Vice President, Treasurer


Houston, Texas
April 12, 1999

                                 REVOCABLE PROXY
                           BLUE DOLPHIN ENERGY COMPANY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Revoking any prior appointment, the undersigned hereby appoints Michael J. Jacobson and G. Brian Lloyd, each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to present and to vote, as designated hereon, all shares of stock of Blue Dolphin Energy Company, a Delaware corporation (the "Company"), held of record by the undersigned on March 23, 1999 at the Annual Meeting of Stockholders or the Company to be held May 19, 1999 at 10:00 A.M., central daylight time, at the Houston Center Club, Top Level, First City Tower Parking Building, 1100 Caroline, Houston, Texas 77002, and at any adjournment or postponement thereof, with respect to the number of shares the undersigned would be entitled to vote if personally present.


Please be sure to sign and date
this proxy in the box below.        Date _______________________________




Stockholder sign above              Co-holder (if any) sign above

--------------------------------------------------------------------------------

PROPOSAL 1.                                     With-    For All
The Election of Directors            For        hold     Except

                                     [ ]         [ ]       [ ]

     IVAR SIEM, HARRIS A. KAFFIE, DANIEL B. PORTER, AND MICHAEL S. CHADWICK


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

PROPOSAL 2.
   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE CHECK BOX IF YOU PLAN TO                                     [ ]
ATTEND THE MEETING


IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

   The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated April 12, 1999, relating to such meeting.

   Signature should conform to the name shown on the proxy card. Executors, administrators, guardians, trustees, attorneys and officers signing for a corporation should give their full title. When shares are held jointly, both should sign.